EXHIBIT 23



                                              CONSENT OF INDEPENDENT AUDITORS






We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-53289) pertaining to the Tramco, Inc. Profit-Funded Retirement Savings Plan of our report dated March 13, 1998, with respect to the financial statements and supplemental schedule of the Tramco, Inc. Profit-Funded Retirement Savings Plan included in this Annual Report (Form 11-K) for the period ended October 1, 1997.




                                             /s/ERNST & YOUNG LLP




Cleveland, Ohio
March 24, 1998